================================================================================

                                                                   EXHIBIT 10.31

                            ASSET PURCHASE AGREEMENT


                                  BY AND AMONG


                      TRAVIS BOATING CENTER ALABAMA, INC.,

                            TRI-LAKES MARINE, INC.,

                      CHARLES R. BONDURANT, JOE BONDURANT

                                      AND

                                TOM ED BONDURANT


                                  DATED AS OF


                                NOVEMBER 1, 1996


================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                           -----

Section 1.   Sale of Assets................................................   1
        1.1  Purchase and Sale of Assets...................................   1
             ---------------------------

Section 2.   Consideration.................................................   1
        2.1  Purchase Price................................................   1
             --------------
        2.2  Post-Closing Liquidation......................................   2
             ------------------------
        2.3  Allocation of Consideration...................................   2
             ---------------------------
        2.4  Bulk Sales Act................................................   2
             --------------

Section 3.   Assumed Liabilities and Excluded Assets.......................   2
        3.1  Assignment and Assumption.....................................   2
             -------------------------
        3.2  Excluded Assets...............................................   2
             ---------------

Section 4.   Representations and Warranties of Seller......................   3
        4.1  Organization and Qualification................................   3
             ------------------------------
        4.2  Authority and Validity........................................   3
             ----------------------
        4.3  No Breach or Violation........................................   3
             ----------------------
        4.4  Assets........................................................   3
             ------
        4.5  Contracts and Commitments.....................................   4
             -------------------------
        4.6  Compliance with Law...........................................   4
             -------------------
        4.7  Financial Statements..........................................   4
             --------------------
        4.8  Legal Proceedings.............................................   4
             -----------------
        4.9  Tax Returns; Other Reports....................................   4
             --------------------------
       4.10  Employment Matters............................................   4
             ------------------
       4.11  Environmental Matters.........................................   5
             ---------------------
       4.12  Finders and Brokers...........................................   5
             -------------------
       4.13  Access and Notice.............................................   5
             -----------------
       4.14  Disclosure....................................................   5
             ----------

Section 5.   Representations and Warranties of Buyer.......................   6
        5.1  Organization and Qualification................................   6
             ------------------------------
        5.2  Authority and Validity........................................   6
             ----------------------
        5.3  No Breach or Violation........................................   6
             ----------------------

Section 6.   Closing.......................................................   6
        6.1  Closing; Effective Date.......................................   6
             -----------------------

Section 7.   Conditions to Closing.........................................   6
        7.1  Conditions to the Obligations of Buyer and Seller.............   6
             -------------------------------------------------
        7.2  Conditions to Obligations of Buyer............................   7
             ----------------------------------
        7.3  Conditions to Obligations of Seller...........................   7
             -----------------------------------
        7.4  Waiver of Conditions..........................................   8
             --------------------

Section 8.   Survival of Representations and Warranties; Indemnification...   8
        8.1  Survival of Representations and Warranties....................   8
             ------------------------------------------
        8.2  Indemnification by Seller.....................................   8
             -------------------------
        8.3  Indemnification by Buyer......................................   9
             ------------------------
        8.4  Third Party Claims............................................   9
             ------------------
        8.5  Offset........................................................   9
             ------

                               TABLE OF CONTENTS
                               -----------------
                                  (Continued)


Section 9.   Post-Closing Covenants.........................................  10
        9.1  Transfer Taxes.................................................  10
             --------------
        9.2  Use of Seller's Name...........................................  10
             --------------------
        9.3  Confidentiality................................................  10
             ---------------
        9.4  Consignment and Repair.........................................  10
             ----------------------
        9.5  Access to Records..............................................  10
             -----------------

Section 10.   Definitions...................................................  10
        10.1  Accessories...................................................  10
              -----------
        10.2  Affiliate.....................................................  10
              ---------
        10.3  Assets........................................................  10
              ------
        10.4  Boat Show Rights..............................................  11
              ----------------
        10.5  Boat Shows....................................................  11
              ----------
        10.6  Business......................................................  11
              --------
        10.7  Deposits......................................................  11
              --------
        10.8  Encumbrance...................................................  11
              -----------
        10.9  Governmental Authority........................................  11
              ----------------------
       10.10  Intangibles...................................................  11
              -----------
       10.11  Legal Requirement.............................................  11
              -----------------
       10.12  Miscellaneous Assets..........................................  11
              --------------------
       10.13  Net Cost......................................................  11
              --------
       10.14  New Boats, Motors, and Trailers...............................  11
              -------------------------------
       10.15  Parts.........................................................  11
              -----
       10.16  Permitted Encumbrances........................................  11
              ----------------------
       10.17  Person........................................................  12
              ------
       10.18  Used Boats, Motors, and Trailers..............................  12
              --------------------------------
       10.19  Other Definitions.............................................  12
              -----------------

Section 11.   Miscellaneous.................................................  12
        11.1  Parties Obligated and Benefited...............................  12
              -------------------------------
        11.2  Notices.......................................................  12
              -------
        11.3  Attorneys' Fees...............................................  13
              ---------------
        11.4  Right to Specific Performance.................................  13
              -----------------------------
        11.5  Waiver........................................................  13
              ------
        11.6  Captions......................................................  13
              --------
        11.7  Choice of Law.................................................  14
              -------------
        11.8  Terms.........................................................  14
              -----
        11.9  Rights Cumulative.............................................  14
              -----------------
       11.10  Further Actions...............................................  14
              ---------------
       11.11  Time..........................................................  14
              ----
       11.12  Counterparts..................................................  14
              ------------
       11.13  Entire Agreement..............................................  14
              ----------------
       11.14  Severability..................................................  14
              ------------
       11.15  Construction..................................................  14
              ------------
       11.16  Expenses......................................................  14
              --------


                             Exhibits and Schedules
                             ----------------------


Exhibits A, A-1, A-2, A-3            Promissory Notes
Exhibit B                            Certificate (Seller)
Exhibit C                            Bill of Sale
Exhibit D                            Assignment and Assumption Agreement
Exhibits E-1, E-2, E-3               Non-Competition Agreement (Individuals)
Exhibit F                            Non-Competition Agreement (Seller)
Exhibit G                            Certificate (Buyer)
Exhibit H                            Opinion of Seller's Counsel

Schedule 1.1                         Assets
Schedule 3.1                         Seller's Contracts
Schedule 4.1                         Capitalization
Schedule 4.4.1                       Encumbrances
Schedule 4.4.2                       Intangibles
Schedule 4.7                         Financial Statements
Schedule 4.8                         Legal Proceedings
Schedule 4.10                        Employment Matters

                            ASSET PURCHASE AGREEMENT


     This Asset Purchase Agreement ("Agreement") is made as of November 1, 1996, by and among Travis Boating Center Alabama, Inc., a Texas corporation ("Buyer"), Tri-Lakes Marine, Inc., a Tennessee corporation ("Seller"), and Charles R. Bondurant, Joe Bondurant and Tom Ed Bondurant, all individuals living in Tennessee (collectively, "Owner").


                                    Recitals
                                    --------

     WHEREAS, Seller is engaged in the business of retail marine products sales and service; and

     WHEREAS, Buyer desires to purchase, and Seller desires to sell, certain of Seller's assets used or held for use in the Business as conducted by Seller;

     NOW, THEREFORE, in consideration of the above recitals and of the mutual agreements, representations, warranties, provisions, and covenants herein contained, and other good and valuable consideration, the parties hereto agree as follows:

Section 1.  Sale of Assets.

            1.1    Purchase and Sale of Assets.
                   ---------------------------

                   1.1.1 Subject to the terms and conditions set forth in this Agreement, at the Closing, Seller will sell to Buyer, and Buyer will purchase from Seller, all of Seller's rights, title and interest in, to and under the following Assets: (i) the New Boats, Motors, and Trailers listed on
Schedule 1.1, (ii) the Used Boats, Motors, and Trailers listed on Schedule 1.1,
(iii) all Parts and Accessories, (iv) all Miscellaneous Assets listed on
Schedule 1.1, (v) all Intangibles, (vi) all Deposits, and (vii) Boat Show
Rights.

                   1.1.2 Attached hereto as Schedule 1.1 is a list of the Assets.


Section 2.  Consideration.

            2.1    Purchase Price.  Buyer will pay the purchase price for the
                   --------------
Assets in the amounts and in the manner set forth in this Section 2 (the "Purchase Price"):

                   2.1.1     New Boats, Motors, and Trailers valued at Net Cost:
     $405,862.10, payable to Seller in immediately available funds at Closing.

                   2.1.2 Used Boats, Motors, and Trailers: $4,500.00, payable to Seller in immediately available funds at Closing.

                   2.1.3 Accessories: The lesser of the manufacturer's 1996 wholesale published price or invoice amount, after rebates and credits, for each item identified in the physical inventory made jointly by Buyer and Seller. $158,197.56.

                   2.1.4     Miscellaneous Assets:  $73,359.87.

                   2.1.5     Intangibles, Deposits, Boat Show Rights and other
     Assets: $186,028. A portion of this amount will be allocated to the value of the Non-Competition Agreement to be executed by Seller and Owners.

                   2.1.6 The aggregate amount payable to Seller for the assets described in Sections 2.1.3, 2.1.4 and 2.1.5 is payable as follows:
                         -------------------------------
     $89,229.00 is payable in immediately available funds at Closing and the remainder is payable pursuant to a promissory note substantially in the form attached as Exhibit A.

                   2.1.7 As consideration for the Non-Competition Agreement to be executed by Charles R. Bondurant, $27,808.40 is payable in cash and $28,000.00 is payable to him pursuant to a promissory note substantially in the form attached as Exhibit A-1. As consideration for the Non-Competition Agreement to be executed by Joe Bondurant, $27,808.40 is payable in cash and $28,000.00 is payable to him pursuant to a promissory note substantially in the form attached as Exhibit A-2. As consideration for the Non-Competition Agreement to be executed by Tom Ed Bondurant, $13,904.20 is payable in cash and $14,000.00 is payable to him pursuant to a promissory note substantially in the form attached as Exhibit A-3 (these three notes and the note described in Section 2.1.6, collectively, the "Promissory
                                       -----
     Notes".)

            2.2    Post-Closing Liquidation.
                   ------------------------

                   2.2.1 Seller may ask Buyer to serve as broker for any new or used boats, motors and trailers not purchased by Buyer. Seller will establish an acceptable selling price for each item, which price will be agreeable to Buyer, and upon the sale of such items Buyer will pay Seller the sale proceeds, retaining the greater of: (i) ten percent (10%) of the actual sales price, and (ii) the excess of the actual sales price over the acceptable selling price established by Seller.

                   2.2.2 Seller will bear the risk for, and will remain responsible for insuring all boats, motors, trailers, and other assets not purchased by Buyer and left on Buyer's premises.

            2.3    Allocation of Consideration. The consideration payable by
                   ---------------------------
Buyer under this Agreement will be allocated among the Assets as set forth in
Section 2.1. Buyer and Seller agree to be bound by such allocation, will not take any position inconsistent with such allocation, and will file all returns and reports with respect to the transactions contemplated by this Agreement, including all federal, state, and local tax returns, on the basis of such allocation.

            2.4    Bulk Sales Act.  Buyer and Seller waive compliance with the
                   --------------
provisions of the Alabama Bulk Sales Act with respect to the transactions contemplated by this Agreement, subject to Section 8.2.1(v).
                                           ----------------


Section 3   Assumed Liabilities and Excluded Assets.

            3.1    Assignment and Assumption. Seller will assign to Buyer, and
                   -------------------------
Buyer will assume and perform, the "Assumed Liabilities", which are defined as:
(a) obligations accruing and relating to periods after the Effective Date under the contracts, oral and written, listed on Schedule 3.1 hereof, including the Boat Show Rights (the "Seller's Contracts"), and (b) warranty repair service on boats, motors, and trailers sold by Seller prior to or on the Effective Date, provided that (i) Buyer is recognized as an authorized warranty repair facility by the manufacturer or extended service contract provider, as the case may be,
(ii) the requested warranty repair is covered under the applicable manufacturer's warranty program or extended service contract, and (iii) Seller and Owner use their best efforts to assist Buyer in collecting reimbursement from such manufacturers or extended service contract providers for repairs. Buyer will not assume or have any responsibility for any liabilities or obligations of Seller other than the Assumed Liabilities. In no event will Buyer assume or have any responsibility for any liabilities or obligations associated with the Excluded Assets.

            3.2    Excluded Assets. The excluded assets (the "Excluded Assets"),
                   ---------------
which will be retained by Seller, will consist of the following: cash, accounts receivable, insurance policies, books and records, and other assets not listed on Schedules 1.1, 3.1 or 4.4.2.

Section 4.  Representations and Warranties of Seller.

            To induce Buyer to enter into this Agreement, Seller and Owner represent and warrant to Buyer, as of the Effective Date, as follows:

            4.1    Organization and Qualification.  Seller is a corporation duly
                   ------------------------------
organized, validly existing and in good standing under the laws of the State of Tennessee and has all requisite corporate power and authority to own, lease and use the Assets as they are currently owned, leased and used and to conduct the
Business as it is currently conducted.   Seller is duly qualified or licensed to
do business and is in good standing under the laws of each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of the activities conducted by it makes such qualification necessary, except any such jurisdiction where the failure to be so qualified or licensed and in good standing would not have a material adverse effect on Seller or on the validity, binding effect or enforceability of this Agreement. Set forth on Schedule 4.1 is the name and identity of each Person who owns of record or beneficially any common stock, capital stock, or other securities of Seller, has any right to vote with the owners of Seller, or has the right to acquire any such securities or rights. Schedule 4.1 also sets forth the amounts of all such securities or rights and the percentage that each Person's securities or rights bears to the whole.

            4.2    Authority and Validity.  Seller has all requisite power and
                   ----------------------
authority to execute and deliver, to perform its obligations under, and to consummate the transactions contemplated by, this Agreement. The execution and delivery by Seller of, the performance by Seller of its obligations under, and the consummation by Seller of the transactions contemplated by this Agreement have been duly authorized by all requisite action of Seller. This Agreement has been duly executed and delivered by Seller and is the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except insofar as enforceability may be affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies.

            4.3    No Breach or Violation. The execution, delivery and
                   ----------------------
performance of this Agreement by Seller will not: (a) violate any provision of the charter or bylaws of Seller; (b) violate any Legal Requirement; (c) require any consent, approval or authorization of, or any filing with or notice to, any Person; or (d) (i) violate, conflict with or constitute a breach of or default under, (ii) permit or result in the termination, suspension or modification of,
(iii) result in the acceleration of (or give any Person the right to accelerate) the performance of Seller under, or (iv) result in the creation or imposition of any Encumbrance under, any Seller contract or agreement or any other instrument evidencing any of the Assets or any instrument or other agreement to which Seller is a party or by which Seller or any of its assets is bound or affected, except, for purposes of this clause (d), such violations, conflicts, breaches, defaults, terminations, suspensions, modifications, and accelerations as would not, individually or in the aggregate, have a material adverse effect on the Business or Seller.

            4.4    Assets.
                   ------

                   4.4.1 Seller has exclusive, good and marketable title to the Assets claimed by Seller. The Assets are free and clear of all Encumbrances of any kind or nature, except (a) Permitted Encumbrances and
     (b) Encumbrances disclosed on Schedule 4.4.1, which will be removed or otherwise released of record effective at or prior to the Closing, or for which executed releases in form appropriate for filing by Buyer will be delivered to Buyer at Closing. Except as set forth on Schedules 3.1 and 4.4.1, none of the Assets is leased by Seller from any other Person. All the New Boats, Motors, and Trailers, Used Boats, Motors, and Trailers, Accessories, Leasehold Improvements, Parts and Miscellaneous Assets are in good and operable condition and repair, ordinary wear and tear excepted, and have been maintained in accordance with all applicable safety codes.

                   4.4.2 Seller has adopted, used, is using, and is the owner of the Intangibles, including trade names, brand names, trademarks, service marks, or any other word, name, symbol, or device, or combination thereof which is used by Seller to identify and distinguish Seller's goods and services from those manufactured, sold, or offered by others, as set forth on Schedule 4.4.2, whether existing at common law or which are applied for or which are registered in the office of the Secretary of State of the State of

     Alabama or in the United States Patent and Trademark Office. Except as set forth on Schedule 4.4.2, Seller has full title and ownership of the Intangibles. Neither Owner nor Seller has any knowledge of any infringement of Seller's rights with respect to the Intangibles. The Intangibles do not conflict with or infringe the rights of others. No third party has any ownership right, title, interest, claim in or lien on any of the Intangibles.

            4.5    Contracts and Commitments.  Seller has disclosed to Buyer all
                   -------------------------
contracts and other contractual rights, oral and written, relating to the Business. Except as may be disclosed on Schedule 3.1, each of the written agreements, contracts, commitments, leases, plans and other instruments, documents and undertakings listed on Schedule 3.1, including the Boat Show Rights, is valid and enforceable in accordance with its terms; Seller is, and to the knowledge of Seller and Owner, all other parties thereto are, in compliance in all material respects with the provisions thereof; Seller is not, and to the knowledge of Seller and Owner, no other party thereto, is in default in the performance, observance or fulfillment of any material obligation, covenant or condition contained therein; and no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder; furthermore, except as may be disclosed on Schedule 3.1, no such material agreement, contract, commitment, lease, plan or other instrument, document or undertaking, in the reasonable opinion of Seller and Owner, contains any contractual requirement with which there is a reasonable likelihood the Seller, the Buyer, or any other party thereto will be unable to comply.

            4.6    Compliance with Law.   The ownership, leasing and use of the
                   -------------------
Assets as they are currently owned, leased and used and the conduct of the Business as it is currently conducted do not violate any Legal Requirement, which violations, individually or in the aggregate, would have a material adverse effect on the Business. Seller has not received notice claiming a violation by Seller or the Business of any Legal Requirement applicable to Seller or the Business as it is currently conducted and to Seller's best knowledge, there is no basis for any claim that such a violation exists.

            4.7    Financial Statements.  Schedule 4.7 presents correct and
                   --------------------
complete copies of Seller's unaudited balance sheets for the fiscal years ended December 31, 1993, 1994, and 1995, together with its unaudited statements of income and cash flows for the fiscal years or periods then ended, and its unaudited balance sheet as of May 31, 1996, together with its unaudited statement of income for the five (5) months then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present Seller's financial condition and results of operations as of the dates and for the periods indicated. Since the opening date of the most recent operating statement included in the Financial Statements, the Business has been operated only in the ordinary course, and there has been no material adverse change in, and no events have occurred which are likely, individually or in the aggregate, to result in any material adverse change in, the Business, operations, Assets, prospects or condition (financial or otherwise) of the Business.

            4.8    Legal Proceedings.  Except as set forth on Schedule 4.8,
                   -----------------
there is no judgment or order outstanding, or any action, suit, complaint, proceeding or investigation by or before any Governmental Authority or any arbitrator pending, or to Seller's best knowledge, threatened, involving or affecting all or any part of the Business, the Assets or Seller.

            4.9    Tax Returns; Other Reports.  Seller has delivered to Buyer
                   --------------------------
true and correct copies of its U.S. and Alabama tax returns for the fiscal years ended December 31, 1993 and 1994. Seller has duly and timely filed in proper form with the appropriate Governmental Authority all income, franchise, sales, use, property, excise, payroll and other tax returns, and all other reports (whether or not relating to taxes) required to be filed with respect to the Business. All taxes, fees and assessment of whatever nature due and payable by Seller with respect to the Business and the Assets have been paid, except such amounts as are being contested diligently and in good faith and are not in the aggregate material.

            4.10   Employment Matters.  Schedule 4.10 includes a complete and
                   ------------------
correct list of names and positions of all employees of Seller engaged in the Business, and their current hourly wages or monthly salaries and other compensation. Seller has complied in all respects with all Legal Requirements relating to the employment of labor, including the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), continuation coverage requirements with respect to group health plans, and those relating to wages, hours, collective bargaining, unemployment compensation, worker's compensation, equal employment opportunity, age and disability discrimination, immigration control and the payment and withholding of taxes. No reportable event, within the meaning of Title IV of ERISA, has occurred and is continuing with respect to any "employee benefit plan" or "multiemployer plan" (as those terms are defined in ERISA) maintained by Seller or any Affiliate of Seller. No prohibited transaction, within the meaning of Title I of ERISA, has occurred with respect to any such employee benefit plan or multiemployer plan, and no material accumulated funding deficiency (as defined in Title I of ERISA) or withdrawal liability (as defined in Title IV of ERISA) exists with respect to any such employee benefit plan or multiemployer plan.

            4.11   Environmental Matters.  (i) Real property used by Seller has,
                   ---------------------
during Seller's use thereof, been maintained, and all activities of Seller, its employees, agents, contractors, lessees and invites thereon have been conducted, in compliance with all applicable environmental laws; (ii) Seller has not received written notification from any governmental authority with respect to any actual or alleged violations of, or remedial obligations arising under, any applicable environmental laws with respect to such property which have not been responded to and cured; (iii) Seller has not received written notification from any Person or entity that it is (A) potentially responsible or liable under any applicable environmental laws for removal or remedial action or costs associated with the generation, treatment, storage, transportation or disposal of hazardous materials at such property, or (B) potentially liable for any costs or liability as a result of Seller's operation of the Business or Seller's generation, transfer, storage, use, release, transportation or disposal of hazardous materials in connection with the Business; (iv) Seller has not removed any underground storage tanks located on such property, (v) such property has not been used by Seller for the generation, disposal storage, treatment, processing or handling of hazardous materials in a manner that violates, or creates any remedial obligation under, any applicable environmental law, and such property is free of any on-site condition of environmental concern and is not in violation of any applicable environmental law; (vi) such property has not been listed on the National Priorities List maintained by the U.S. Environmental Protection Agency pursuant to CERCLA or on any other "Superfund" or "Superlien" list maintained by any governmental authority pursuant to any applicable law; and (vii) Seller has made available to Buyer true and correct copies of all environmental reports or inspections delivered to Seller or prepared at the request of Seller relating to such property.

            4.12   Finders and Brokers.  Any liability for any financial
                   -------------------
advisory, brokerage, finder's or similar fee or commission in connection with the transactions contemplated by this Agreement will be the liability of the party incurring the liability.

            4.13   Access and Notice.  Seller and Owner will permit Buyer and
                   -----------------
its authorized representatives access to, and make available for inspection, all of the assets and Business of Seller, including employees, customers and suppliers, and permit Buyer and its authorized representatives to inspect and make copies of all documents, records and information with respect to the Business or the Assets as Buyer or its representatives may request. Seller and Owner will promptly notify Buyer in writing of (a) any notice or communication relating to a default or event that, with notice or lapse of time or both, could become a default, under any contract, commitment or obligation to which Seller is a party, or relating to the Business or the Assets, and (b) any adverse change in the Seller's or the Business' financial condition or the condition of the Assets.

            4.14   Disclosure.  No representation or warranty by Seller in this
                   ----------
Agreement or in any Schedule or Exhibit to this Agreement, or any statement, list or certificate furnished or to be furnished by Seller pursuant to this Agreement, contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which made.

Section 5.  Representations and Warranties of Buyer

            To induce Seller to enter into this Agreement, Buyer represents and warrants to Seller, as of the Effective Date, as follows:

            5.1    Organization and Qualification.  Buyer is a corporation duly
                   ------------------------------
organized, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to carry on its business as currently conducted and to own, lease, use and operate its assets.

            5.2    Authority and Validity. Buyer has all requisite corporate
                   ----------------------
power and authority to execute and deliver, to perform its obligations under, and to consummate the transactions contemplated by this Agreement. The execution and delivery by Buyer of, the performance by Buyer of its obligations under, and the consummation by Buyer of the transactions contemplated by this Agreement have been duly authorized by all requisite corporate action of Buyer and this Agreement constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms, except insofar as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally or by principles governing the availability of equitable remedies.

            5.3    No Breach or Violation. The execution, delivery and
                   ----------------------
performance of this Agreement by Buyer will not: (a) violate any provision of the charter or bylaws of Buyer; (b) violate any Legal Requirement; (c) require any consent, approval or authorization of, or any filing with or notice to, any Person; or (d) (i) violate, conflict with or constitute a breach of or default under (without regard to requirements of notice, passage of time or elections of any Person), (ii) permit or result in the termination, suspension or modification of, (iii) result in the acceleration of (or give any Person the right to accelerate) the performance of Buyer under, or (iv) result in the creation or imposition of any Encumbrance under, any instrument or other agreement to which Buyer is a party or by which Buyer or any of its assets is bound or affected, except for purposes of this clause (d) such violations, conflicts, breaches, defaults, terminations, suspensions, modifications, and accelerations as would not, individually or in the aggregate, have a material adverse effect on Buyer or on the validity, binding effect or enforceability of this Agreement.


Section 6.  Closing.

            6.1    Closing; Effective Date.  The closing ("Closing") of the
                   -----------------------
transactions will be in Winchester, Tennessee, at 10:00 a.m. local time on November 1, 1996 ("Closing Date"). The transactions will be effective as of November 1, 1996 ("Effective Date").


Section 7.  Conditions to Closing.

            7.1    Conditions to the Obligations of Buyer and Seller.  The
                   -------------------------------------------------
obligations of each party to consummate the transactions contemplated by this Agreement to take place at the Closing are subject to the satisfaction or waiver, to the extent permitted by applicable Legal Requirements, at or prior to the Closing Date, of each of the following conditions:

                   7.1.1 No action, suit or proceeding is pending or threatened by or before any Governmental Authority and no Legal Requirement has been enacted, promulgated or issued or deemed applicable to any of the transactions contemplated by this Agreement by any Governmental Authority, which would (a) prohibit Buyer's ownership or operation of all or a material portion of the Business or the Assets, (b) compel Buyer to dispose of or hold separate all or a material portion of the Business or the Assets as a result of any of the transactions contemplated by this Agreement, or
     (c) prevent or make illegal the consummation of any transactions contemplated by this Agreement.

            7.2    Conditions to Obligations of Buyer.  The obligations of
                   ----------------------------------
Buyer to consummate the transactions contemplated by this Agreement to take place at the Closing are subject to the satisfaction or waiver, to the extent permitted by applicable Legal Requirements, at or prior to the Closing Date, of each of the following conditions:

                   7.2.1 Seller has performed and complied in all material respects with each obligation, agreement, covenant and condition required by this Agreement to be performed or complied with by Seller at or prior to the Closing and has delivered to Buyer a certificate, dated the Closing Date, signed by Seller's President, to such effect, in substantially the form attached as Exhibit B.

                   7.2.2 Seller has executed (or caused to be executed) and delivered to Buyer each of the following items:

                             7.2.2.1 a Bill of Sale in substantially the form attached as Exhibit C;

                             7.2.2.2 an Assignment and Assumption Agreement in substantially the form attached as Exhibit D; and

                             7.2.2.3  motor vehicle title certificates,
            applications for title, assignments of Manufacturer's Statements of Origin, and such other transfer instruments as Buyer may reasonably deem necessary or advisable to transfer the Assets to Buyer and to perfect Buyer's rights in the Assets.

                   7.2.3 By the Closing Date, Buyer will have completed a due diligence review of the Business, operations and financial statements of Seller, the results of which are satisfactory to Buyer in its sole discretion.

                   7.2.4 Charles R. Bondurant, Joe Bondurant and Tom Ed Bondurant have each signed and delivered to Buyer a Non-Competition Agreement in substantially the form attached as Exhibits E-1, E-2 and E-3, respectively, and Seller has signed and delivered to Buyer a Non-Competition Agreement in substantially the form attached as Exhibit F (collectively, the "Non-Competition Agreements).

                   7.2.5 Seller has delivered releases, in form reasonably satisfactory to Buyer, of all Encumbrances affecting any of the Assets (other than Permitted Encumbrances) and a certificate of no taxes due with respect to Seller and the Assets issued by appropriate Alabama state taxing authorities as of a date no earlier than 10 days prior to the Closing.

                   7.2.6 Seller has provided Buyer with a copy of amendments to its charter, certified by the Secretary of State of the State of Tennessee, that it has changed its name from "Tri-Lakes Marine, Inc."

                   7.2.7 Seller has provided Buyer with the original invoices evidencing the cost of the New Boats, Motors, and Trailers, Parts and Accessories, and an inventory sheet detailing these items.

                   7.2.8 Buyer has received the opinion of Copeland, Conley & Hazard in substantially the form attached as Exhibit H.

                   7.2.9 The lessor of the Huntsville, Alabama, facility has consented to Buyer's sublease of said facility from Seller at Seller's current rental rate, through September 1999, and has released Seller and Owner from liability in connection with the lease.

            7.3    Conditions to Obligations of Seller.  The obligations of
                   -----------------------------------
Seller to consummate the transactions contemplated by this Agreement to take place at the Closing are subject to the satisfaction or waiver by Seller, to the extent permitted by applicable law, at or prior to the Closing Date, of each of the following conditions:

                   7.3.1 Buyer has paid the Purchase Price required to be paid at the Closing.

                   7.3.2 Buyer has performed and complied in all material respects with each obligation, agreement, covenant and condition required by this Agreement to be performed or complied with by Buyer at or prior to the Closing and has delivered to Seller a certificate, dated the Closing Date, signed by Buyer's President, to such effect, in substantially the form attached as Exhibit G.

                   7.3.3 Buyer has executed and delivered to Seller each of the following:

                             7.3.3.1 an Assignment and Assumption Agreement in substantially the form attached as Exhibit D.

                             7.3.3.2 the Promissory Notes, guaranteed by Travis Boats & Motors, Inc.;

            7.4    Waiver of Conditions.  Any party may waive in writing any
                   --------------------
or all of the conditions to its obligations under this Agreement.


Section 8.  Survival of Representations and Warranties; Indemnification.

            8.1    Survival of Representations and Warranties.  The
                   ------------------------------------------
representations and warranties of Seller in this Agreement and in the documents and instruments to be delivered by Seller pursuant to this Agreement will survive the Closing without limitation until the third anniversary of the Effective Date. The representations and warranties of Buyer in this Agreement and in the documents and instruments to be delivered by Buyer pursuant to this Agreement will survive the Closing without limitation until the third anniversary of the Effective Date. The periods of survival of the representations and warranties prescribed by this Section 8.1 are referred to as
                                                  -----------
the "Survival Period." The liabilities of the parties under their respective representations and warranties will expire as of the expiration of the applicable Survival Period; provided, however, that such expiration will not include, extend or apply to any representation or warranty, the breach of which has been asserted by Buyer in written notice to Seller before such expiration or about which Seller has given Buyer written notice before such expiration indicating the facts or conditions existing that, with the passage of time or otherwise, can reasonably be expected to result in a breach (and describing such potential breach in reasonable detail). The covenants and agreements of the parties in this Agreement and in the other documents and instruments to be delivered by Seller or Buyer pursuant to this Agreement will survive the Closing and will continue in full force and effect without limitation.

            8.2    Indemnification by Seller.   Seller and Owner will indemnify,
                   -------------------------
defend and hold harmless Buyer and its shareholders and its and their respective Affiliates, and the shareholders, directors, officers, employees, agents, successors and assigns of any of such Persons, from and against:

                   8.2.1 all losses, damages, liabilities, deficiencies or obligations of or to Buyer resulting from or arising out of (i) any breach of any then surviving representation or warranty made by Seller in this Agreement, (ii) any breach of any then surviving covenant, agreement or obligation of Seller contained in this Agreement, (iii) any third party claim with respect to any occurrence prior to or on the Effective Date, without regard to whether such third party claim with respect to such occurrence is asserted before or after the Effective Date, including any matter described on Schedule 4.8, (iv) any liability or obligation of Seller not included in the Assumed Liabilities, including contingent liability for products sold prior to the Effective Date, (v) any claim that the transactions contemplated by this Agreement violate the Worker Adjustment and Retraining Notification Act, as amended, or any similar state or local law, or any bulk transfer or fraudulent conveyance laws of any jurisdiction, and (vi) any liability or obligation of Seller arising after the Effective Date; and

                   8.2.2 all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including settlement costs and reasonable legal, accounting, experts' and other fees, costs and expenses) incident or relating to or resulting from any of the foregoing.

In the event that an indemnified item arises under both clause 8.2.1(i) and
                                                               --------
under one or more of clauses 8.2.1(ii) through 8.2.1(vi) of this Section 8.2,
                             ---------         ---------         -----------
Buyer's rights to pursue its claim under clauses 8.2.1(ii) through 8.2.1(vi), as
                                                 ---------         ---------
applicable, will exist notwithstanding the expiration of the Survival Period applicable to such claim under clause 8.2.1(i).
                                      --------

            8.3    Indemnification by Buyer.  Buyer will indemnify, defend and
                   ------------------------
hold harmless Seller and Seller's officers, employees, agents, successors and assigns, from and against:

                   8.3.1 all losses, damages, liabilities, deficiencies or obligations of or to Seller or any such other indemnified Person resulting from or arising out of (i) any breach of any representation or warranty made by Buyer in this Agreement, (ii) the breach of any covenant, agreement or obligation of Buyer contained in this Agreement or (iii) the failure by Buyer to perform any of its obligations in respect of the Assumed Liabilities; and

                   8.3.2 all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including, without limitation, settlement costs and reasonable legal, accounting, experts' and other fees, costs and expenses) incident or relating to or resulting from any of the foregoing.

In the event that an indemnified item arises under both clause 8.3.1(i) and
                                                               --------
under one or more of clauses 8.3.1(ii) or 8.3.1(iii) of this Section 8.3,
                             ---------    ----------         -----------
Seller's rights to pursue its claim under clauses 8.3.1(ii) or 8.3.1(iii), as
                                                  ---------    ----------
applicable, will exist notwithstanding the expiration of the Survival Period applicable to such claim under clause 8.3.1(i).
                                      --------

            8.4    Third Party Claims.  Promptly (and in any event within 30
                   ------------------
days) after the receipt by any party of notice of any claim, action, suit or proceeding by any Person who is not a party to this Agreement (collectively, an "Action"), which Action is subject to indemnification under this Agreement, such party (the "Indemnified Party") will give reasonable written notice to the party from whom indemnification is claimed (the "Indemnifying Party"). The Indemnified Party will be entitled, at the sole expense and liability of the Indemnifying Party, to exercise full control of the defense, compromise or settlement of any such Action unless the Indemnifying Party, within a reasonable time (and in any event within 15 days) after the giving of such notice by the Indemnified Party, (a) admits in writing to the Indemnified Party the Indemnifying Party's liability to the Indemnified Party for such Action under the terms of this Section 8, (b) notifies the Indemnified Party in writing of
                  ---------
the Indemnifying Party's intention to assume such defense, and (c) retains legal counsel reasonably satisfactory to the Indemnified Party to conduct the defense of such Action. The other party will cooperate with the party assuming the defense, compromise or settlement of any such Action in accordance with this Agreement in any reasonable manner that such party reasonably may request. If the Indemnifying Party so assumes the defense of any such Action, the Indemnified Party will have the right to employ separate counsel and to participate in (but not control) the defense, compromise or settlement of the Action, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) any relief other than the payment of money damages is sought against the Indemnified Party or (iii) the Indemnified Party will have been advised by its counsel that there may be one or more defenses available to it which are different from or additional to those available to the Indemnifying Party, and in any such case that portion of the fees and expenses of such separate counsel that are reasonably related to matters covered by the indemnity provided in this Section 8 will be paid by the Indemnifying Party. No
                 ---------
Indemnified Party will settle or compromise any such Action for which it is entitled to indemnification under this Agreement without prior written consent of the Indemnifying Party, unless the Indemnifying Party has failed, after reasonable notice, to undertake control of such Action in the manner provided in this Section 8.4. No Indemnifying Party will settle or compromise any such
     -----------
Action (A) in which any relief other than the payment of money damages is sought against any Indemnified Party or (B) in the case of any Action relating to the Indemnified Party's liability for any tax, if the effect of such settlement would be an increase in the liability of the Indemnified Party for the payment of any tax for any period beginning after the Effective Date, unless the Indemnified Party consents in writing to such compromise or settlement.

            8.5    Offset.  Buyer will have a right of offset in the Promissory
                   ------
Notes with respect to any matter for which Buyer is indemnified under
Section 8.2.
-----------

Section 9.  Post-Closing Covenants.

            9.1    Transfer Taxes. In the event that any Governmental Authority
                   --------------
of the State of Alabama or of any municipality, parish or other subdivision thereof shall at any time impose or otherwise require or demand payment by or from either Seller or Buyer of any state or local sales, use, transfer, excise, documentary or license taxes or fees or any other charge (including filing fees) with respect to Seller's sale or transfer to Buyer of the Assets, Seller will be responsible for the payment.

            9.2    Use of Seller's Name. Seller may continue use of its
                   --------------------
tradenames and Marks after the Effective Date only as long as necessary to, and in connection with, winding up Business transactions undertaken before the Effective Date, after which time Seller will cease all such usage. Seller will assign unto Buyer all right, title, and interest in and to the Intangibles, together with the goodwill of the Business symbolized by and connected with the use of the Intangibles, the applications and registrations identified in
Schedule 4.4.2, and the right to sue and recover for any and all past infringements thereof.

            9.3    Confidentiality. No party will issue any press release or
                   ---------------
make any other public announcement regarding this Agreement or the transactions contemplated hereby without the consent of the other parties. Each party will hold, and will cause its employees, consultants, advisors and agents to hold, in confidence, the terms of this Agreement and any non-public information concerning another party obtained pursuant to this Agreement. Notwithstanding the preceding, a party may disclose such information to the extent required by any Legal Requirement (including disclosure requirements under federal and state securities laws), but the party proposing to disclose such information will first notify and consult with the other parties concerning the proposed disclosure, to the extent reasonably feasible. Each party also may disclose such information to employees, consultants, advisors, agents and actual or potential lenders whose knowledge is necessary to facilitate the consummation of the transactions contemplated by this Agreement. Each party's obligation to hold information in confidence will be satisfied if it exercises the same care with respect to such information as it would exercise to preserve the confidentiality of its own similar information.

            9.4    Consignment and Repair.  In the event Seller or Owner is
                   ----------------------
required to retake possession of any products sold prior to the Effective Date, Buyer will accept the products on consignment from Seller or Owner. Any repairs will be pre-approved by Seller and will be paid for by Seller or Owner.

            9.5    Access to Records.  Seller will allow Buyer reasonable access
                   -----------------
to its records for a period of two years after the Effective Date, for any reasonable business purpose related to the Business.


Section 10. Definitions.

            In addition to terms defined elsewhere in this Agreement, the following capitalized terms, when used in this Agreement, will have the meanings set forth below:

            10.1   Accessories. All accessories inventoried on the Effective
                   -----------
Date.

            10.2   Affiliate.  With respect to any Person, any other Person
                   ---------
controlling, controlled by or under common control with such Person, with "control" for such purpose meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract, or otherwise.

            10.3   Assets. All properties, privileges, rights, interests and
                   ------
claims, real and personal, tangible and intangible, of every type and description (including, without limitation, New Boats, Motors, and Trailers; Used Boats, Motors, and Trailers; Parts; Accessories; Miscellaneous Assets; Intangibles; Deposits; Boat Show Rights; and Seller's Contracts, more particularly described in Section 1.1 and on Schedules 1.1, 3.1 and 4.4.2), that are used, or held for use, by Seller or Owner in the Business and in which Seller or Owner has any right, title or interest (or in which

Seller or Owner hereafter acquires any right, title or interest on or before the Closing Date), but excluding all Excluded Assets.

            10.4   Boat Show Rights.  All agreements for space at Boat Shows,
                   ----------------
including common stock and other ownership rights in corporations, partnerships, and other types of entities holding Boat Shows.

            10.5   Boat Shows. All boat shows in Alabama and all boat shows at
                   ----------
which Seller has had a booth or made a presentation in any of the last five (5) years.

            10.6   Business.  The retail sales and service of boats, motors,
                   --------
trailers, marine accessories and water sporting goods at the store located in Huntsville, Alabama and at Boat Shows attended by the Seller.

            10.7   Deposits.  All customer deposits relating to customer special
                   --------
orders as of the Effective Date.

            10.8   Encumbrance.  Any mortgage, lien, security interest, security
                   -----------
agreement, conditional sale or other title retention agreement, limitation, pledge, option, assessment or other such charge, restrictive agreement, restriction, encumbrance, adverse interest, restriction on transfer, or exception to or defect in title or other ownership interest (including reservations, rights of way, possibilities of reverter, encroachments, easements, rights of entry, restrictive covenants, leases and licenses).

            10.9   Governmental Authority.  (i) The United States of America,
                   ----------------------
(ii) any state, commonwealth, territory or possession of the United States of America and any political subdivision thereof (including counties, municipalities and the like), (iii) any foreign (as to the United States of America) sovereign entity and any political subdivision thereof, or (iv) any agency, authority or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board.

            10.10  Intangibles.  All intangible assets, including trademarks,
                   -----------
service marks, copyrights (collectively, "Marks"), customer lists, claims, patents, and goodwill assigned in gross, rights of publicity and other intangibles, owned, used or held for use in the Business, including the names "Tri-Lakes Marine, Inc." and all derivative uses of such names, and all rights granted to Buyer pursuant to the Non-Competition Agreements.

            10.11  Legal Requirement.  Any statute, ordinance, code, law, rule,
                   -----------------
regulation, order or other requirement, standard or procedure enacted, adopted or applied by any Governmental Authority, including judicial decisions applying common law or interpreting any other Legal Requirement.

            10.12  Miscellaneous Assets.  All furniture, fixtures, vehicles,
                   --------------------
equipment and other assets set forth on Schedule 1.1.

            10.13  Net Cost. The actual net cost to Seller of an item, after all
                   --------
rebates and credits have been issued, including freight charges (if any) that have been paid by Seller to the manufacturer.

            10.14  New Boats, Motors, and Trailers.  All new boats, motors, and
                   -------------------------------
trailers described on Schedule 1.1.

            10.15  Parts.  All parts inventoried on the Effective Date.
                   -----

            10.16  Permitted Encumbrances. The following Encumbrances: (a) liens
                   ----------------------
for taxes, assessments and governmental charges not yet due and payable; (b) zoning laws and ordinances and similar Legal Requirements; (c) rights reserved to any Governmental Authority to regulate the affected property; and (d) as to real property interests, any easements, rights-of-way, servitudes, permits, restrictions and minor imperfections or irregularities in title which are reflected in public records and which do not individually or in the aggregate interfere with the right or ability to own, lease, use or operate (whichever may be the case) the real property for the Business or to convey good, marketable and indefeasible title to the real property; provided that (i) Permitted Encumbrances will not include any item which could materially adversely affect the conduct of the Business and (ii) the classification of any item as a Permitted Encumbrance will not affect any liability Seller may have for such item, including pursuant to any indemnity obligation under this Agreement.

            10.17  Person.  Any natural person, corporation, partnership, trust,
                   ------
unincorporated organization, association, limited liability company, Governmental Authority or other entity.

            10.18  Used Boats, Motors, and Trailers. All used boats, motors, and
                   --------------------------------
trailers described on Schedule 1.1.

            10.19  Other Definitions.  The following terms are defined in the
                   -----------------
Sections indicated:

                      Term                                Section
                      ----                                -------

               Action                                       8.4
               Assumed Liabilities                          3.1
               Closing                                      6.1
               Closing Date                                 6.1
               Effective Date                               6.1
               ERISA                                        4.10
               Excluded Assets                              3.2
               Financial Statements                         4.7
               Indemnifying Party; Indemnified Party        8.4
               Marks                                        10.10
               Non-Competition Agreements                   7.2.4
               Promissory Notes                             2.1
               Purchase Price                               2.1
               Seller's Contracts                           3.1
               Survival Period                              8.1

Section 11. Miscellaneous.

            11.1   Parties Obligated and Benefited. Subject to the limitations
                   -------------------------------
set forth below, this Agreement will be binding on the parties and their respective assigns and successors in interest and will inure solely to the benefit of the parties and their respective assigns and successors in interest, and no other Person will be entitled to any of the benefits conferred by this Agreement. Without the prior written consent of the other parties, no party will assign any of its rights under this Agreement or delegate any of its duties under this Agreement, provided that Buyer may, without the consent of any other party, (i) assign or delegate its rights or obligations under this Agreement to a commonly controlled entity of Buyer, and such assignee will be substituted for Buyer under this Agreement as though it were the original party to this Agreement and Buyer will be released from all obligations under this Agreement, and (ii) make a collateral assignment of its rights hereunder to Buyer's or its assignee's secured lenders.

            11.2   Notices.  Any notice, request, demand, waiver or other
                   -------
communication required or permitted to be given under this Agreement will be in writing and will be deemed to have been duly given only if delivered in person or sent by first class, prepaid, registered or certified mail (return receipt requested), or delivered by commercial courier (e.g., United Parcel Service or Federal Express) or, if receipt is confirmed, by telecopier:

                   To Buyer at:

                   Travis Boating Center Alabama, Inc.
                   13045 Research Blvd.
                   Austin, Texas 78750
                   Attention:  Mike Perrine, Chief Financial Officer
                   Telecopy:  512/250-1207

                   With a copy (which will not constitute notice) transmitted by telecopier to:

                   Winstead Sechrest & Minick P.C.
                   100 Congress Avenue, Suite 800
                   Austin, Texas 78701
                   Attention:  Walter Earl Bissex, Esq.
                   Telecopy:  512/370-2850

                   To Seller and Owner at:

                   Tri-Lakes Marine, Inc.
                   38 Marina Lane
                   Winchester, TN  37398

                   With a copy (which will not constitute notice) transmitted by telecopier to:

                   Copeland, Conley & Hazard
                   111 West Grundy Street
                   P.O. Box 176
                   Tullahoma, Tennessee  37388
                   Attention:  Tom Copeland
                   Telecopy:  615/455-1753

Any party may change the address to which notices are required to be sent by giving notice of such change in the manner provided in this Section 11.2. All
                                                            ------------
notices will be deemed to have been received on the date of delivery or on the third business day after mailing in accordance with this Section, except that any notice of a change of address will be effective only upon actual receipt.

            11.3   Attorneys' Fees. In the event of any action or suit based
                   ---------------
upon or arising out of any alleged breach by any party of any representation, warranty, covenant or agreement contained in this Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs of such action or suit from the other party.

            11.4   Right to Specific Performance.  Seller acknowledges that the
                   -----------------------------
unique nature of the Assets to be purchased by Buyer pursuant to this Agreement renders money damages an inadequate remedy for the breach by Seller of its obligations under this Agreement, and Seller agrees that in the event of such breach, Buyer will upon proper action instituted by it, be entitled to a decree of specific performance of this Agreement.

            11.5   Waiver. Neither this Agreement nor any of its provisions may
                   ------
be waived except in writing. The failure of any party to enforce any right arising under this Agreement on one or more occasions will not operate as a waiver of that or any other right on that or any other occasion.

            11.6   Captions.  The section captions of this Agreement are for
                   --------
convenience only and do not constitute a part of this Agreement.

            11.7   Choice of Law. This agreement and the rights of the parties
                   -------------
under it will be governed by and construed in all respects in accordance with the laws of the State of Texas, without regard to the conflicts of laws rules of Texas. Any litigation resulting from any dispute among the parties must be filed in Travis County, Texas.

            11.8   Terms.  Terms used with initial capital letters will have the
                   -----
meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement. The word "include" and derivatives of that word are used in this Agreement in an illustrative sense rather than a limiting sense.

            11.9   Rights Cumulative.  All rights and remedies of each of the
                   -----------------
parties under this Agreement will be cumulative, and the exercise of one or more rights or remedies will not preclude the exercise of any other right or remedy available under this Agreement or applicable law.

            11.10  Further Actions. Seller and Buyer will execute and deliver to
                   ---------------
the other, from time to time at or after the Closing, for no additional consideration and at no additional cost to the requesting party, such further assignments, certificates, instruments, records, or other documents, assurances or things as may be reasonably necessary to give full effect to this Agreement and to allow each party fully to enjoy and exercise the rights accorded to and acquired by it under this Agreement.

            11.11  Time. Time is of the essence under this Agreement. If the
                   ----
last day permitted for the giving of any notice or the performance of any act required or permitted under this Agreement falls on a day which is not a business day, the time for the giving of such notice or the performance of such act will be extended to the next succeeding business day.

            11.12  Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, each of which will be deemed an original.

            11.13  Entire Agreement. This Agreement (including the Schedules and
                   ----------------
Exhibits referred to in this Agreement, which are incorporated into and constitute a part of this Agreement) contains the entire agreement of the parties and supersedes all prior oral or written agreements and understandings with respect to the subject matter of this Agreement. This Agreement may not be amended or modified except by a writing signed by the parties.

            11.14  Severability. Any term or provision of this Agreement which
                   ------------
is invalid or unenforceable will be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the Person intended to be benefited by such provision or any other provisions of this Agreement.

            11.15  Construction. This Agreement has been negotiated by Buyer and
                   ------------
Seller and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or any provision of this Agreement against the party drafting this Agreement will not apply in any construction or interpretation of this Agreement.

            11.16  Expenses.  Except as otherwise expressly provided in this
                   --------
Agreement, each party will pay all of its own expenses, including attorneys' and accountants' fees, in connection with the negotiation of this Agreement, the performance of its obligations and the consummation of the transactions contemplated by this Agreement.

     The parties have executed this Agreement as of the day and year first above written.

                                       BUYER:
                                       -----

                                       TRAVIS BOATING CENTER ALABAMA, INC.


                                       By:  /s/ Mark Walton
                                            ----------------------------
                                                  President
                                            ----------------------------

                                            ----------------------------

                                       SELLER:
                                       ------

                                       TRI-LAKES MARINE, INC.


                                       By:  /s/ Charles R. Bondurant
                                            ----------------------------
                                            Charles R. Bondurant
                                            President


                                       OWNER:
                                       -----


                                       /s/ Charles R. Bondurant
                                       --------------------------------
                                       CHARLES R. BONDURANT


                                       /s/ Joe Bondurant
                                       --------------------------------
                                       JOE BONDURANT


                                       /s/ Tom Ed Bondurant
                                       --------------------------------
                                       TOM ED BONDURANT

                                   EXHIBIT A


                                PROMISSORY NOTE


$90,000.00                                                      November 1, 1996



     FOR VALUE RECEIVED, the undersigned, Travis Boating Center Alabama, Inc., a Texas corporation ("Maker"), promises to pay to the order of Tri-Lakes Marine, Inc. ("Payee"), at Payee's address at _______________________________________,
______________, the principal sum of
________________________________________________ and ____/100 DOLLARS
($___________.____), together with simple interest thereon from the date hereof until maturity, at the rate of Eight and One-Quarter percent (8.25%) per annum. After maturity until paid, interest will accrue on the principal outstanding at the rate of ____________ percent (____%) per annum. This Note is delivered pursuant to the Asset Purchase Agreement dated as of November 1, 1996 among Maker, Payee and others (the "Purchase Agreement"). Principal and interest are payable in sixty (60) equal monthly installments of ____________________________________ Dollars ($ _________.____) and a final installment of  ___________________________________ Dollars ($ _________.____),
the first of which is due and payable on March 30, 1997, and the remainder of which are due and payable on the last day of each successive month.

     Maker reserves the right to prepay this Note in whole or in part at any time prior to maturity without penalty. Any prepayment will be applied first toward the payment of accrued interest and next to the payment of principal.

     Maker and all endorsers, guarantors and sureties of this Note severally (i) waive presentment for payment, demand, notice of intent to accelerate, notice of acceleration, protest and notice of protest, notice of dishonor and diligence in collecting and the bringing of suit against any other party, and (ii) agree to all renewals, extensions, partial payments, releases and substitutions of security, in whole or in part, with or without notice, before or after maturity.

     If default is made in the payment of any of said installments of principal or interest as the same become due, or in the performance or observance of any of the covenants or agreements contained in the instrument securing this Note, the entire debt, at the election of the legal holder of this Note, notice of election being expressly waived, will become due and payable. No delay in the exercise of the option of acceleration will be construed a waiver of such right, but it may be exercised at any subsequent time during default. In the event of default and if this Note is sued upon or placed in the hands of any attorney for collection, Maker agrees to pay all costs of collection and reasonable attorneys' fees.

     Maker will have the right to offset, against any amounts due and payable under this Note, any sums with respect to any matter for which Maker is indemnified under Section 8.2 of the

Purchase Agreement. This Note shall not be assigned by Payee without the written consent of Maker.

     It is further agreed and declared that this Note is made and executed under, and in all respects is to be construed and enforced in accordance with, the laws of the State of Texas and the United States of America.

                              TRAVIS BOATING CENTER ALABAMA, INC.


                              By:
                                    ------------------------

                                    ------------------------

                                    ------------------------


                                   GUARANTY
                                   --------

     The undersigned hereby guarantees the prompt payment when due, and at all times thereafter, of all of Maker's indebtedness evidenced by this Note, including interest thereon and costs of collection and reasonable attorneys' fees incurred by the holder of this Note by reason of default on this Guaranty. This Guaranty will not terminate until this Note has been paid in full.

                              TRAVIS BOATS & MOTORS, INC.,
                              a Texas corporation


                              By:
                                    ------------------------

                                    ------------------------

                                    ------------------------

                                    Date:
                                         ------------------------

                                  EXHIBIT A-1

                                PROMISSORY NOTE


$28,000.00                                                      November 1, 1996



     FOR VALUE RECEIVED, the undersigned, Travis Boating Center Alabama, Inc., a Texas corporation ("Maker"), promises to pay to the order of Charles R. Bondurant ("Payee"), at Payee's address at _______________________________________, ______________, the principal sum of
________________________________________________ and ____/100 DOLLARS
($___________.____), together with simple interest thereon from the date hereof until maturity, at the rate of Eight and One-Quarter percent (8.25%) per annum. After maturity until paid, interest will accrue on the principal outstanding at the rate of ____________ percent (____%) per annum. This Note is delivered pursuant to the Asset Purchase Agreement dated as of November 1, 1996 among Maker, Payee and others (the "Purchase Agreement"). Principal and interest are payable in sixty (60) equal monthly installments of ____________________________________ Dollars ($ _________.____) and a final installment of  ___________________________________ Dollars ($ _________.____),
the first of which is due and payable on March 30, 1997, and the remainder of which are due and payable on the last day of each successive month.

     Maker reserves the right to prepay this Note in whole or in part at any time prior to maturity without penalty. Any prepayment will be applied first toward the payment of accrued interest and next to the payment of principal.

     Maker and all endorsers, guarantors and sureties of this Note severally (i) waive presentment for payment, demand, notice of intent to accelerate, notice of acceleration, protest and notice of protest, notice of dishonor and diligence in collecting and the bringing of suit against any other party, and (ii) agree to all renewals, extensions, partial payments, releases and substitutions of security, in whole or in part, with or without notice, before or after maturity.

     If default is made in the payment of any of said installments of principal or interest as the same become due, or in the performance or observance of any of the covenants or agreements contained in the instrument securing this Note, the entire debt, at the election of the legal holder of this Note, notice of election being expressly waived, will become due and payable. No delay in the exercise of the option of acceleration will be construed a waiver of such right, but it may be exercised at any subsequent time during default. In the event of default and if this Note is sued upon or placed in the hands of any attorney for collection, Maker agrees to pay all costs of collection and reasonable attorneys' fees.

     Maker will have the right to offset, against any amounts due and payable under this Note, any sums with respect to any matter for which Maker is indemnified under Section 8.2 of the

Purchase Agreement. This Note shall not be assigned by Payee without the written consent of Maker.

     It is further agreed and declared that this Note is made and executed under, and in all respects is to be construed and enforced in accordance with, the laws of the State of Texas and the United States of America.

                              TRAVIS BOATING CENTER ALABAMA, INC.


                              By:
                                    ------------------------

                                    ------------------------

                                    ------------------------



                                   GUARANTY
                                   --------

     The undersigned hereby guarantees the prompt payment when due, and at all times thereafter, of all of Maker's indebtedness evidenced by this Note, including interest thereon and costs of collection and reasonable attorneys' fees incurred by the holder of this Note by reason of default on this Guaranty. This Guaranty will not terminate until this Note has been paid in full.

                              TRAVIS BOATS & MOTORS, INC.,
                              a Texas corporation


                              By:
                                    ------------------------

                                    ------------------------

                                    ------------------------

                                    Date:
                                           --------------------------

                                  EXHIBIT A-2

                                PROMISSORY NOTE


$28,000.00                                                      November 1, 1996



     FOR VALUE RECEIVED, the undersigned, Travis Boating Center Alabama, Inc., a Texas corporation ("Maker"), promises to pay to the order of Joe Bondurant ("Payee"), at Payee's address at _______________________________________,
______________, the principal sum of
________________________________________________ and ____/100 DOLLARS
($___________.____), together with simple interest thereon from the date hereof until maturity, at the rate of Eight and One-Quarter percent (8.25%) per annum. After maturity until paid, interest will accrue on the principal outstanding at the rate of ____________ percent (____%) per annum. This Note is delivered pursuant to the Asset Purchase Agreement dated as of November 1, 1996 among Maker, Payee and others (the "Purchase Agreement"). Principal and interest are payable in sixty (60) equal monthly installments of ____________________________________ Dollars ($ _________.____) and a final installment of  ___________________________________ Dollars ($ _________.____),
the first of which is due and payable on March 30, 1997, and the remainder of which are due and payable on the last day of each successive month.

     Maker reserves the right to prepay this Note in whole or in part at any time prior to maturity without penalty. Any prepayment will be applied first toward the payment of accrued interest and next to the payment of principal.

     Maker and all endorsers, guarantors and sureties of this Note severally (i) waive presentment for payment, demand, notice of intent to accelerate, notice of acceleration, protest and notice of protest, notice of dishonor and diligence in collecting and the bringing of suit against any other party, and (ii) agree to all renewals, extensions, partial payments, releases and substitutions of security, in whole or in part, with or without notice, before or after maturity.

     If default is made in the payment of any of said installments of principal or interest as the same become due, or in the performance or observance of any of the covenants or agreements contained in the instrument securing this Note, the entire debt, at the election of the legal holder of this Note, notice of election being expressly waived, will become due and payable. No delay in the exercise of the option of acceleration will be construed a waiver of such right, but it may be exercised at any subsequent time during default. In the event of default and if this Note is sued upon or placed in the hands of any attorney for collection, Maker agrees to pay all costs of collection and reasonable attorneys' fees.

     Maker will have the right to offset, against any amounts due and payable under this Note, any sums with respect to any matter for which Maker is indemnified under Section 8.2 of the

Purchase Agreement. This Note shall not be assigned by Payee without the written consent of Maker.

     It is further agreed and declared that this Note is made and executed under, and in all respects is to be construed and enforced in accordance with, the laws of the State of Texas and the United States of America.

                              TRAVIS BOATING CENTER ALABAMA, INC.


                              By:
                                    ------------------------

                                    ------------------------

                                    ------------------------

                                   GUARANTY
                                   --------

     The undersigned hereby guarantees the prompt payment when due, and at all times thereafter, of all of Maker's indebtedness evidenced by this Note, including interest thereon and costs of collection and reasonable attorneys' fees incurred by the holder of this Note by reason of default on this Guaranty. This Guaranty will not terminate until this Note has been paid in full.

                              TRAVIS BOATS & MOTORS, INC.,
                              a Texas corporation


                              By:
                                    ------------------------

                                    ------------------------

                                    ------------------------


                                    Date:
                                           ---------------------------

                                  EXHIBIT A-3

                                PROMISSORY NOTE


$14,000.00                                                      November 1, 1996



     FOR VALUE RECEIVED, the undersigned, Travis Boating Center Alabama, Inc., a Texas corporation ("Maker"), promises to pay to the order of Tom Ed Bondurant ("Payee"), at Payee's address at _______________________________________,
______________, the principal sum of
________________________________________________ and ____/100 DOLLARS
($___________.____), together with simple interest thereon from the date hereof until maturity, at the rate of Eight and One-Quarter percent (8.25%) per annum. After maturity until paid, interest will accrue on the principal outstanding at the rate of ____________ percent (____%) per annum. This Note is delivered pursuant to the Asset Purchase Agreement dated as of November 1, 1996 among Maker, Payee and others (the "Purchase Agreement"). Principal and interest are payable in sixty (60) equal monthly installments of ____________________________________ Dollars ($ _________.____) and a final installment of  ___________________________________ Dollars ($ _________.____),
the first of which is due and payable on March 30, 1997, and the remainder of which are due and payable on the last day of each successive month.

     Maker reserves the right to prepay this Note in whole or in part at any time prior to maturity without penalty. Any prepayment will be applied first toward the payment of accrued interest and next to the payment of principal.

     Maker and all endorsers, guarantors and sureties of this Note severally (i) waive presentment for payment, demand, notice of intent to accelerate, notice of acceleration, protest and notice of protest, notice of dishonor and diligence in collecting and the bringing of suit against any other party, and (ii) agree to all renewals, extensions, partial payments, releases and substitutions of security, in whole or in part, with or without notice, before or after maturity.

     If default is made in the payment of any of said installments of principal or interest as the same become due, or in the performance or observance of any of the covenants or agreements contained in the instrument securing this Note, the entire debt, at the election of the legal holder of this Note, notice of election being expressly waived, will become due and payable. No delay in the exercise of the option of acceleration will be construed a waiver of such right, but it may be exercised at any subsequent time during default. In the event of default and if this Note is sued upon or placed in the hands of any attorney for collection, Maker agrees to pay all costs of collection and reasonable attorneys' fees.

     Maker will have the right to offset, against any amounts due and payable under this Note, any sums with respect to any matter for which Maker is indemnified under Section 8.2 of the

Purchase Agreement. This Note shall not be assigned by Payee without the written consent of Maker.

     It is further agreed and declared that this Note is made and executed under, and in all respects is to be construed and enforced in accordance with, the laws of the State of Texas and the United States of America.

                              TRAVIS BOATING CENTER ALABAMA, INC.


                              By:
                                    ------------------------

                                    ------------------------

                                    ------------------------


                                   GUARANTY
                                   --------

     The undersigned hereby guarantees the prompt payment when due, and at all times thereafter, of all of Maker's indebtedness evidenced by this Note, including interest thereon and costs of collection and reasonable attorneys' fees incurred by the holder of this Note by reason of default on this Guaranty. This Guaranty will not terminate until this Note has been paid in full.

                              TRAVIS BOATS & MOTORS, INC.,
                              a Texas corporation


                              By:
                                    ------------------------

                                    ------------------------

                                    ------------------------


                                    Date:
                                           --------------------------

                                   EXHIBIT C

                                 BILL OF SALE


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Tri-Lakes Marine, Inc., an Alabama corporation ("Seller"), for and in consideration of the payment of such good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to the Asset Purchase Agreement (the "Purchase Agreement"), made as of November 1, 1996 by and among Seller, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation ("Purchaser"), Charles R. Bondurant, Joe Bondurant, and Tom Ed Bondurant, does hereby transfer, grant, bargain, sell and deliver to Purchaser, its successors and assigns, the assets of Seller that are listed on Schedule 1.1 attached hereto, the Intangibles, the Deposits and
              ------------
the Boat Show Rights, all as the same shall exist as of the date hereof
(collectively, the "Assets").   Capitalized terms used herein without definition
will have the meanings assigned to them in the Purchase Agreement.

     TO HAVE AND TO HOLD, all and singular, the said Assets hereby conveyed, transferred, granted, bargained, sold and delivered to Purchaser, its successors and assigns, to and for their own use and benefit forever.

     Seller represents and warrants that it is the sole and lawful owner in every respect of all of the Assets and that all of the Assets are being transferred free and clear of any and all liabilities, obligations, liens, claims and encumbrances of every kind and character whatsoever. Seller does hereby bind itself, its successors and assigns, to warrant and defend such title to the Assets unto Purchaser, its successors and assigns, against every person whosoever claims or might claim such Assets, any part thereof or any interest therein.

     Seller, for itself, its successors and assigns, further covenants and agrees that Seller and its successors and assigns will do or cause to be done all such further acts and will execute, acknowledge and deliver, or will cause to be executed, acknowledged and delivered, any and all such further deeds, assignments, transfers and conveyances, powers of attorney and assurances as Purchaser, its successors and assigns, may reasonably require (i) for the better assuring, assigning, transferring and conveying the Assets, all and singular, unto Purchaser, its successors and assigns; (ii) to protect the right, title and interest of Purchaser, its successors and assigns, in and to, and their enjoyment of, all and singular, the Assets; and (iii) as may be appropriate otherwise to carry out the transactions contemplated by the Purchase Agreement.

     Seller, for itself, its successors and assigns, irrevocably constitutes and appoints Purchaser, its successors and assigns, and each of them, the true and lawful attorney of Seller, its successors and assigns, with full power of substitution and gives and grants unto Purchaser, its successors and assigns, and each of them, full power and authority in the name of Seller, its successors and assigns, at any time and from time to time, to demand, sue for, recover and receive any and all rights, demands, claims and choses in action of every kind and description whatsoever incident or relating to the Assets, for the purpose of fully vesting in Purchaser, its successors and assigns, all the right, title and interest in and to the Assets, all and singular.

     This instrument will be binding upon Seller, its successors and assigns, and will inure to the benefit of Purchaser, its successors and assigns.

     This Bill of Sale will be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

     IN WITNESS WHEREOF, this Bill of Sale is executed on November 1, 1996


                              Seller:

                              TRI-LAKES MARINE, INC.


                              By:
                                  ------------------------------------
                                  Charles R. Bondurant, President



THE STATE OF ________      (S)
                           (S)
COUNTY OF ___________      (S)


   The foregoing instrument was ACKNOWLEDGED before me this _____ day of _____________, by _________________________, the ____________________________ of
_______________________, a ________ corporation, on behalf of said corporation.


[ S E A L ]
                              Notary Public, State of __________
                              My Commission Expires:

                              (Printed Name of Notary Public)
                              -------------------------------

                                   EXHIBIT D

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


   ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of November 1, 1996 by and between TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation ("Buyer"), and TRI-LAKES MARINE, INC. a Tennessee corporation ("Seller"). Capitalized terms used herein without definition will have the meanings assigned to them in the Purchase Agreement.

   WHEREAS, Buyer and Seller have entered into that certain Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to the terms of which Buyer agrees to buy, and Seller agrees to sell, certain assets of Seller;

   WHEREAS, pursuant to Section 3.1 of the Purchase Agreement, Buyer has agreed to assume certain debts and obligations of Seller;

   NOW, THEREFORE, for and in consideration of the sale of the Assets pursuant to the Purchase Agreement, Seller hereby assigns to Buyer, and Buyer hereby assumes and undertakes to pay, perform and discharge the liabilities and obligations set forth in Section 3.1 and on Schedule 3.1 of, the Purchase Agreement, that accrue from and after the Effective Date.

   Buyer does not agree to pay, assume, perform or discharge any obligations of whatever kind (whether direct or indirect, absolute or contingent, known or unknown, matured or unmatured, or otherwise) in connection with the Excluded Assets or any obligation that it does not expressly assume hereunder or under the Purchase Agreement.

   This Agreement will be binding upon, and inure to the benefit of, the parties hereto and their respective successors in interest and permitted assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              Seller:

                              TRI-LAKES MARINE, INC.


                              By:
                                   -------------------------------------
                                   Charles R. Bondurant, President

                              Buyer:

                              TRAVIS BOATING CENTER ALABAMA, INC.


                              By:
                                  ---------------------------------

                                  ---------------------------------

                                  ---------------------------------


THE STATE OF ________      (S)
                           (S)
COUNTY OF ___________      (S)

   On this day, before me, a Notary Public, duly commissioned and qualified and acting within and for the state and county aforesaid, appeared in person, ____________________, who stated that he was the ______________ of
________________________, a ___________ corporation, and was duly authorized in his capacity to execute the foregoing instrument for and in the name and on behalf of said corporation; and further stated that he had so signed, executed and delivered said instrument for the consideration, uses and purposes therein mentioned and set forth.

   IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on this ______ day of ____________.

[S E A L]

                              Notary Public, State of _________

                              Notary's Printed Name:
                              Notary's Commission Expires:



THE STATE OF ________  (S)
                       (S)
COUNTY OF ___________  (S)

     On this day, before me, a Notary Public, duly commissioned and qualified and acting within and for the state and county aforesaid, appeared in person, ____________________, who stated that he was the ______________ of Travis
Boating Center ______, Inc., a Texas corporation, and was duly authorized in his capacity to execute the foregoing instrument for and in the name and on behalf of said corporation; and further stated that he had so signed, executed and delivered said instrument for the consideration, uses and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on this ______ day of ____________.

[S E A L]

                              Notary Public, State of __________

                              Notary's Printed Name:
                              Notary's Commission Expires:

                                  EXHIBIT E-1

                    NON-COMPETITION AGREEMENT (INDIVIDUAL)


     This Non-Competition Agreement (the "Agreement"), dated as of November 1, 1996 is among TRAVIS BOATS & MOTORS, INC., a Texas corporation ("Travis"), TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation and wholly owned subsidiary of Travis ("Buyer"), both having an office for the purpose of notice at 13045 Research Blvd., Austin, Texas 78750, and Charles R. Bondurant, an individual residing at ________________________________ ("Owner").

     WHEREAS, Buyer has agreed to acquire certain of the assets TRI-LAKES MARINE, INC., a Tennessee corporation ("Seller"), pursuant to that certain asset purchase agreement dated November 1, 1996 (the "Purchase Agreement"), among Buyer, Seller and certain stockholders of Seller (the capitalized terms used herein have the meanings assigned to them in the Purchase Agreement unless otherwise defined herein); and

     WHEREAS, Owner owns 40% of the outstanding shares of capital stock of Seller; and

     WHEREAS, Owner has established a valuable, far-reaching personal reputation in the boat, boat accessory and water sports sales business; and

     WHEREAS, pursuant to the Purchase Agreement, Buyer will acquire Seller's tradenames "Tri-Lakes Marine, Inc.", "___________________",
"___________________", and all derivative uses of such names and the goodwill associated therewith; and

     WHEREAS, Owner's personal reputation and identification with the Business is a significant portion of the value of the Business; and

     WHEREAS, the parties hereto agree that the reasonable market area of a business such as the Business is approximately a 150-mile radius; and

     WHEREAS, it is a condition precedent to the closing of the purchase under the Purchase Agreement that Owner shall have entered into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, terms and conditions hereinafter expressed, Travis, Buyer and Owner agree as follows:

                                  Section 1.
                                  ----------

     1.1    Non-Competition.  Owner will not, for any reason:
            ---------------

            1.1.1 Engage in a business or businesses, directly or indirectly, that competes with Buyer in its conduct of the Business, or otherwise receive compensation for any services rendered regarding any aspect of the boat, boat accessory or water sport sales business anywhere within 150 miles of the location of the Business.

            1.1.2 Participate, directly or indirectly, in any business that competes with Buyer and the Business at any Boat Show.

            1.1.3 Engage in a business or businesses, directly or indirectly, that competes with Travis or any Affiliate of Travis in their conduct of the boat, boat accessory or water sport sales business, or otherwise receive compensation for any services rendered regarding any aspect of the boat, motor, trailer, marine accessory or water sport sales business anywhere within 150 miles of the location of any store operated by Travis or any Affiliate of Travis.

            1.1.4 Engage or participate, directly or indirectly, in any business which is substantially similar to that of Travis or any Affiliate of Travis, including, without limitation, serving as a consultant, administrator, officer, director, employee, manager, landlord, lender, guarantor, or in any similar or related capacity or otherwise receive compensation for services rendered regarding any aspect of the boat, boat accessory or water sport sales business anywhere within 150 miles of the location of any store operated by Buyer, Travis or any Affiliate of Travis.

     1.2 Owner agrees that Travis and Buyer will not be able to recognize the value of Seller's assets and the Business unless Buyer is able to engage in the successful operation of the Business, that the non-competition provisions set forth in Section 1.1 are ancillary to the Purchase Agreement, that the Purchase Agreement is an otherwise enforceable agreement, and that the non-competition provisions in this Agreement are therefore ancillary to an otherwise enforceable agreement. Owner further agrees that the non-competition provisions set forth above are supported by independent valuable consideration and contain reasonable limitations as to the time, geographical area, and scope of activity for which he is to be restrained; and that the limitations of the non-competition provisions do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Travis and Buyer. It is agreed by the parties that the restrictions contained in Section 1.1 impose, on the date of the execution of this Agreement, a reasonable restraint on Seller in light of the activities and businesses of Travis and Buyer and their future plans.

     1.3 For the purposes of this Agreement, Owner will be deemed to be engaging or participating in a business or businesses if he is engaged in such business or businesses, directly or indirectly, whether for his own account or for that of any other person, firm or corporation, and whether as a stockholder (except solely as a stockholder in a publicly held corporation with more than 500 holders of common stock and as to which he owns, in the aggregate, less than 5% of any class of stock), director, officer, employee, consultant, partner, joint venturer, principal, agent, proprietor, consultant, manager, independent contractor, sales representative, landlord, lessor, lender, guarantor, or in any other capacity.

                                  Section 2.
                                  ----------

     2.1    Term.  The term of this Agreement will commence on the date hereof
            ----
and will terminate on November 1, 2001.

     2.2    Remedies.  Owner acknowledges that a breach of any of the provisions
            --------
of Section 1 will cause irreparable harm to Travis and Buyer, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, Travis and Buyer will be entitled to specific performance of Section 1 hereof, in addition to, and without having to prove the inadequacy of, other remedies at law, as well as injunctive relief (without being required to post bond or other security), and, if such legal action becomes necessary, Travis and Buyer will be entitled to recover reasonable attorney's fees and costs of court incurred in connection with such action. Nothing contained herein will be construed as prohibiting Travis and Buyer from pursuing any other remedies available to it for such breach, including the recovery of money damages.

     2.3    Notices.  Notices and demands provided for under this Agreement will
            -------
be in writing and will be deemed to be fully given and received if sent by registered mail, postage prepaid, to the respective party at the address listed at the beginning of this Agreement.

     2.4    Assignment.  Buyer or Travis may assign its rights or obligations
            ----------
hereunder to any Affiliate of Buyer or Travis or any successor to the business of Buyer or Travis, by merger, consolidation, sale of assets, or otherwise.

     2.5    Reformation; Severability.  Whenever possible, each provision of
            -------------------------
this Agreement will be interpreted so as to be legal, valid and enforceable under applicable law, but in the event any provision of this Agreement is held to be prohibited, unenforceable or invalid under applicable law, the parties agree that such provision will automatically be deemed modified for purposes of performance of this Agreement to the extent necessary to render it lawful, valid and enforceable, or if such modification is not possible without materially altering the intent of the parties, that such provision will automatically be deemed severed from this Agreement to the extent of such prohibition, unenforceability, or invalidity. The validity of the remaining provisions of this Agreement will not be altered by any such modification or severance.

     2.6    Amendment of Agreement.  Except as set forth in Section 2.5, this
            ----------------------
Agreement may not be amended, modified, or supplemented except by a writing signed by all parties.

     2.7    Governing Law; Venue.  THIS AGREEMENT WILL BE CONSTRUED AND
            --------------------
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICT OF LAWS RULES OF TEXAS. Each of the undersigned irrevocably agrees that any legal action or proceeding brought against said Person with respect to this Agreement will be brought in the appropriate court in Travis County, Texas and hereby waives any right to be sued in any other place.

     2.8    Construction.  This Agreement constitutes the entire Agreement
            ------------
between the parties and will be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. No terms or understandings not herein contained will apply unless in writing and signed by all parties subsequent to execution of this Agreement. This Agreement is intended to benefit only the parties hereto and no third party will have any right to enforce this Agreement or receive any benefits hereof.

     IN WITNESS WHEREOF, Travis, Buyer and Owner have executed this Agreement, in the manner appropriate to each, as of the day and year first above written.


                              TRAVIS BOATS & MOTORS, INC.


                              By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------

                              TRAVIS BOATING CENTER ALABAMA, INC.


                              By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------

                                    Charles R. Bondurant

                                    ---------------------------

                                  EXHIBIT E-2

                    NON-COMPETITION AGREEMENT (INDIVIDUAL)


     This Non-Competition Agreement (the "Agreement"), dated as of November 1, 1996 is among TRAVIS BOATS & MOTORS, INC., a Texas corporation ("Travis"), TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation and wholly owned subsidiary of Travis ("Buyer"), both having an office for the purpose of notice at 13045 Research Blvd., Austin, Texas 78750, and Joe Bondurant, an individual residing at ________________________________ ("Owner").

     WHEREAS, Buyer has agreed to acquire certain of the assets TRI-LAKES MARINE, INC., a Tennessee corporation ("Seller"), pursuant to that certain asset purchase agreement dated November 1, 1996 (the "Purchase Agreement"), among Buyer, Seller and certain stockholders of Seller (the capitalized terms used herein have the meanings assigned to them in the Purchase Agreement unless otherwise defined herein); and

     WHEREAS, Owner owns 40% of the outstanding shares of capital stock of Seller; and

     WHEREAS, Owner has established a valuable, far-reaching personal reputation in the boat, boat accessory and water sports sales business; and

     WHEREAS, pursuant to the Purchase Agreement, Buyer will acquire Seller's tradenames "Tri-Lakes Marine, Inc.", "___________________",
"___________________", and all derivative uses of such names and the goodwill associated therewith; and

     WHEREAS, Owner's personal reputation and identification with the Business is a significant portion of the value of the Business; and

     WHEREAS, the parties hereto agree that the reasonable market area of a business such as the Business is approximately a 150-mile radius; and

     WHEREAS, it is a condition precedent to the closing of the purchase under the Purchase Agreement that Owner shall have entered into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, terms and conditions hereinafter expressed, Travis, Buyer and Owner agree as follows:

                                  Section 1.
                                  ----------

     1.1    Non-Competition.  Owner will not, for any reason:
            ---------------

            1.1.1 Engage in a business or businesses, directly or indirectly, that competes with Buyer in its conduct of the Business, or otherwise receive compensation for any services rendered regarding any aspect of the boat, boat accessory or water sport sales business anywhere within 150 miles of the location of the Business.

            1.1.2 Participate, directly or indirectly, in any business that competes with Buyer and the Business at any Boat Show.

            1.1.3 Engage in a business or businesses, directly or indirectly, that competes with Travis or any Affiliate of Travis in their conduct of the boat, boat accessory or water sport sales business, or otherwise receive compensation for any services rendered regarding any aspect of the boat, motor, trailer, marine accessory or water sport sales business anywhere within 150 miles of the location of any store operated by Travis or any Affiliate of Travis.

            1.1.4 Engage or participate, directly or indirectly, in any business which is substantially similar to that of Travis or any Affiliate of Travis, including, without limitation, serving as a consultant, administrator, officer, director, employee, manager, landlord, lender, guarantor, or in any similar or related capacity or otherwise receive compensation for services rendered regarding any aspect of the boat, boat accessory or water sport sales business anywhere within 150 miles of the location of any store operated by Buyer, Travis or any Affiliate of Travis.

     1.2 Owner agrees that Travis and Buyer will not be able to recognize the value of Seller's assets and the Business unless Buyer is able to engage in the successful operation of the Business, that the non-competition provisions set forth in Section 1.1 are ancillary to the Purchase Agreement, that the Purchase Agreement is an otherwise enforceable agreement, and that the non-competition provisions in this Agreement are therefore ancillary to an otherwise enforceable agreement. Owner further agrees that the non-competition provisions set forth above are supported by independent valuable consideration and contain reasonable limitations as to the time, geographical area, and scope of activity for which he is to be restrained; and that the limitations of the non-competition provisions do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Travis and Buyer. It is agreed by the parties that the restrictions contained in Section 1.1 impose, on the date of the execution of this Agreement, a reasonable restraint on Seller in light of the activities and businesses of Travis and Buyer and their future plans.

     1.3 For the purposes of this Agreement, Owner will be deemed to be engaging or participating in a business or businesses if he is engaged in such business or businesses, directly or indirectly, whether for his own account or for that of any other person, firm or corporation, and whether as a stockholder (except solely as a stockholder in a publicly held corporation with more than 500 holders of common stock and as to which he owns, in the aggregate, less than 5% of any class of stock), director, officer, employee, consultant, partner, joint venturer, principal, agent, proprietor, consultant, manager, independent contractor, sales representative, landlord, lessor, lender, guarantor, or in any other capacity.

                                  Section 2.
                                  ----------

     2.1    Term.  The term of this Agreement will commence on the date hereof
            ----
and will terminate on November 1, 2001.

     2.2    Remedies.  Owner acknowledges that a breach of any of the provisions
            --------
of Section 1 will cause irreparable harm to Travis and Buyer, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, Travis and Buyer will be entitled to specific performance of Section 1 hereof, in addition to, and without having to prove the inadequacy of, other remedies at law, as well as injunctive relief (without being required to post bond or other security), and, if such legal action becomes necessary, Travis and Buyer will be entitled to recover reasonable attorney's fees and costs of court incurred in connection with such action. Nothing contained herein will be construed as prohibiting Travis and Buyer from pursuing any other remedies available to it for such breach, including the recovery of money damages.

     2.3    Notices.  Notices and demands provided for under this Agreement will
            -------
be in writing and will be deemed to be fully given and received if sent by registered mail, postage prepaid, to the respective party at the address listed at the beginning of this Agreement.

     2.4    Assignment.  Buyer or Travis may assign its rights or obligations
            ----------
hereunder to any Affiliate of Buyer or Travis or any successor to the business of Buyer or Travis, by merger, consolidation, sale of assets, or otherwise.

     2.5    Reformation; Severability.  Whenever possible, each provision of
            -------------------------
this Agreement will be interpreted so as to be legal, valid and enforceable under applicable law, but in the event any provision of this Agreement is held to be prohibited, unenforceable or invalid under applicable law, the parties agree that such provision will automatically be deemed modified for purposes of performance of this Agreement to the extent necessary to render it lawful, valid and enforceable, or if such modification is not possible without materially altering the intent of the parties, that such provision will automatically be deemed severed from this Agreement to the extent of such prohibition, unenforceability, or invalidity. The validity of the remaining provisions of this Agreement will not be altered by any such modification or severance.

     2.6    Amendment of Agreement.  Except as set forth in Section 2.5, this
            ----------------------
Agreement may not be amended, modified, or supplemented except by a writing signed by all parties.

     2.7    Governing Law; Venue.  THIS AGREEMENT WILL BE CONSTRUED AND
            --------------------
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICT OF LAWS RULES OF TEXAS. Each of the undersigned irrevocably agrees that any legal action or proceeding brought against said Person with respect to this Agreement will be brought in the appropriate court in Travis County, Texas and hereby waives any right to be sued in any other place.

     2.8    Construction.  This Agreement constitutes the entire Agreement
            ------------
between the parties and will be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. No terms or understandings not herein contained will apply unless in writing and signed by all parties subsequent to execution of this Agreement. This Agreement is intended to benefit only the parties hereto and no third party will have any right to enforce this Agreement or receive any benefits hereof.


     IN WITNESS WHEREOF, Travis, Buyer and Owner have executed this Agreement, in the manner appropriate to each, as of the day and year first above written.


                              TRAVIS BOATS & MOTORS, INC.


                              By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------

                              TRAVIS BOATING CENTER ALABAMA, INC.


                              By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------


                              Joe Bondurant


                                    ---------------------------

                                  EXHIBIT E-3

                    NON-COMPETITION AGREEMENT (INDIVIDUAL)


     This Non-Competition Agreement (the "Agreement"), dated as of November 1, 1996 is among TRAVIS BOATS & MOTORS, INC., a Texas corporation ("Travis"), TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation and wholly owned subsidiary of Travis ("Buyer"), both having an office for the purpose of notice at 13045 Research Blvd., Austin, Texas 78750, and Tom Ed Bondurant, an individual residing at ________________________________ ("Owner").

     WHEREAS, Buyer has agreed to acquire certain of the assets TRI-LAKES MARINE, INC., a Tennessee corporation ("Seller"), pursuant to that certain asset purchase agreement dated November 1, 1996 (the "Purchase Agreement"), among Buyer, Seller and certain stockholders of Seller (the capitalized terms used herein have the meanings assigned to them in the Purchase Agreement unless otherwise defined herein); and

     WHEREAS, Owner owns 20% of the outstanding shares of capital stock of Seller; and

     WHEREAS, Owner has established a valuable, far-reaching personal reputation in the boat, boat accessory and water sports sales business; and

     WHEREAS, pursuant to the Purchase Agreement, Buyer will acquire Seller's tradenames "Tri-Lakes Marine, Inc.", "___________________",
"___________________", and all derivative uses of such names and the goodwill associated therewith; and

     WHEREAS, Owner's personal reputation and identification with the Business is a significant portion of the value of the Business; and

     WHEREAS, the parties hereto agree that the reasonable market area of a business such as the Business is approximately a 150-mile radius; and

     WHEREAS, it is a condition precedent to the closing of the purchase under the Purchase Agreement that Owner shall have entered into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, terms and conditions hereinafter expressed, Travis, Buyer and Owner agree as follows:

                                  Section 1.
                                  ----------

     1.1    Non-Competition.  Owner will not, for any reason:
            ---------------

            1.1.1 Engage in a business or businesses, directly or indirectly, that competes with Buyer in its conduct of the Business, or otherwise receive compensation for any services rendered regarding any aspect of the boat, boat accessory or water sport sales business anywhere within 150 miles of the location of the Business.

            1.1.2 Participate, directly or indirectly, in any business that competes with Buyer and the Business at any Boat Show.

            1.1.3 Engage in a business or businesses, directly or indirectly, that competes with Travis or any Affiliate of Travis in their conduct of the boat, boat accessory or water sport sales business, or otherwise receive compensation for any services rendered regarding any aspect of the boat, motor, trailer, marine accessory or water sport sales business anywhere within 150 miles of the location of any store operated by Travis or any Affiliate of Travis.

            1.1.4 Engage or participate, directly or indirectly, in any business which is substantially similar to that of Travis or any Affiliate of Travis, including, without limitation, serving as a consultant, administrator, officer, director, employee, manager, landlord, lender, guarantor, or in any similar or related capacity or otherwise receive compensation for services rendered regarding any aspect of the boat, boat accessory or water sport sales business anywhere within 150 miles of the location of any store operated by Buyer, Travis or any Affiliate of Travis.

     1.2 Owner agrees that Travis and Buyer will not be able to recognize the value of Seller's assets and the Business unless Buyer is able to engage in the successful operation of the Business, that the non-competition provisions set forth in Section 1.1 are ancillary to the Purchase Agreement, that the Purchase Agreement is an otherwise enforceable agreement, and that the non-competition provisions in this Agreement are therefore ancillary to an otherwise enforceable agreement. Owner further agrees that the non-competition provisions set forth above are supported by independent valuable consideration and contain reasonable limitations as to the time, geographical area, and scope of activity for which he is to be restrained; and that the limitations of the non-competition provisions do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Travis and Buyer. It is agreed by the parties that the restrictions contained in Section 1.1 impose, on the date of the execution of this Agreement, a reasonable restraint on Seller in light of the activities and businesses of Travis and Buyer and their future plans.

     1.3 For the purposes of this Agreement, Owner will be deemed to be engaging or participating in a business or businesses if he is engaged in such business or businesses, directly or indirectly, whether for his own account or for that of any other person, firm or corporation, and whether as a stockholder (except solely as a stockholder in a publicly held corporation with more than 500 holders of common stock and as to which he owns, in the aggregate, less than 5% of any class of stock), director, officer, employee, consultant, partner, joint venturer, principal, agent, proprietor, consultant, manager, independent contractor, sales representative, landlord, lessor, lender, guarantor, or in any other capacity.

                                  Section 2.
                                  ----------

     2.1    Term.  The term of this Agreement will commence on the date hereof
            ----
and ill terminate on November 1, 2001.

     2.2    Remedies.  Owner acknowledges that a breach of any of the provisions
            --------
of Section 1 will cause irreparable harm to Travis and Buyer, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, Travis and Buyer will be entitled to specific performance of Section 1 hereof, in addition to, and without having to prove the inadequacy of, other remedies at law, as well as injunctive relief (without being required to post bond or other security), and, if such legal action becomes necessary, Travis and Buyer will be entitled to recover reasonable attorney's fees and costs of court incurred in connection with such action. Nothing contained herein will be construed as prohibiting Travis and Buyer from pursuing any other remedies available to it for such breach, including the recovery of money damages.

     2.3    Notices.  Notices and demands provided for under this Agreement will
            -------
be in writing and will be deemed to be fully given and received if sent by registered mail, postage prepaid, to the respective party at the address listed at the beginning of this Agreement.

     2.4    Assignment.  Buyer or Travis may assign its rights or obligations
            ----------
hereunder to any Affiliate of Buyer or Travis or any successor to the business of Buyer or Travis, by merger, consolidation, sale of assets, or otherwise.

     2.5    Reformation; Severability.  Whenever possible, each provision of
            -------------------------
this Agreement will be interpreted so as to be legal, valid and enforceable under applicable law, but in the event any provision of this Agreement is held to be prohibited, unenforceable or invalid under applicable law, the parties agree that such provision will automatically be deemed modified for purposes of performance of this Agreement to the extent necessary to render it lawful, valid and enforceable, or if such modification is not possible without materially altering the intent of the parties, that such provision will automatically be deemed severed from this Agreement to the extent of such prohibition, unenforceability, or invalidity. The validity of the remaining provisions of this Agreement will not be altered by any such modification or severance.

     2.6    Amendment of Agreement.  Except as set forth in Section 2.5, this
            ----------------------
Agreement may not be amended, modified, or supplemented except by a writing signed by all parties.

     2.7    Governing Law; Venue.  THIS AGREEMENT WILL BE CONSTRUED AND
            --------------------
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICT OF LAWS RULES OF TEXAS. Each of the undersigned irrevocably agrees that any legal action or proceeding brought against said Person with respect to this Agreement will be brought in the appropriate court in Travis County, Texas and hereby waives any right to be sued in any other place.

     2.8    Construction.  This Agreement constitutes the entire Agreement
            ------------
between the parties and will be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. No terms or understandings not herein contained will apply unless in writing and signed by all parties subsequent to execution of this Agreement. This Agreement is intended to benefit only the parties hereto and no third party will have any right to enforce this Agreement or receive any benefits hereof.


     IN WITNESS WHEREOF, Travis, Buyer and Owner have executed this Agreement, in the manner appropriate to each, as of the day and year first above written.


                              TRAVIS BOATS & MOTORS, INC.


                              By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------

                              TRAVIS BOATING CENTER ALABAMA, INC.


                              By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------



                              Tom Ed Bondurant


                                    ---------------------------

                                   EXHIBIT F

                      NON-COMPETITION AGREEMENT (SELLER)


     This Non-Competition Agreement (the "Agreement"), dated as of November 1, 1996, is among TRAVIS BOATS & MOTORS, INC., a Texas corporation ("Travis"), TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation and wholly owned subsidiary of Travis ("Buyer"), both having an office for the purpose of notice at 13045 Research Blvd., Austin, Texas 78750, and TRI-LAKES MARINE, INC., a Tennessee corporation ("Seller") with an office for the purpose of notice at ____________________________, ____________________________.

     WHEREAS, Buyer has agreed to acquire certain of the assets of Seller pursuant to that certain asset purchase agreement dated November 1, 1996 (the "Purchase Agreement"), among Buyer, Seller and certain Shareholders of Seller (the capitalized terms used herein have the meanings assigned to them in the Purchase Agreement unless otherwise defined herein); and

     WHEREAS, pursuant to the Purchase Agreement, Buyer will acquire Seller's tradenames "Tri-Lakes Marine, Inc.", "_________________________",
"__________________________", and all derivative uses of such names and the goodwill associated therewith; and

     WHEREAS, the parties hereto agree that the reasonable market area of a business such as the Business is approximately a 150-mile radius; and

     WHEREAS, it is a condition precedent to the closing of the purchase under the Purchase Agreement that Seller shall have entered into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, terms and conditions hereinafter expressed, Travis, Buyer and Seller agree as follows:

                                  Section 1.
                                  ----------

     1.1    Non-Competition.  Seller will not, for any reason:
            ---------------

            1.1.1 Engage in a business or businesses, directly or indirectly, that competes with Buyer in its conduct of the Business, or otherwise receive compensation for any services rendered regarding any aspect of the boat, boat accessory or water sport sales business anywhere within 150 miles of the location of the Business.

            1.1.2 Participate, directly or indirectly, in any business that competes with Buyer and the Business at any Boat Show.

            1.1.3 Engage in a business or businesses, directly or indirectly, that competes with Travis or any Affiliate of Travis in their conduct of the boat, boat accessory or water sport sales business, or otherwise receive compensation for any services rendered regarding any aspect of the boat, motor, trailer, or marine accessory or water sport sales business anywhere within 150 miles of the location of any store operated by Travis or any Affiliate of Travis.

            1.1.4 Engage or participate, directly or indirectly, in any business which is substantially similar to that of Travis or any Affiliate of Travis, including, without limitation, serving as a consultant, administrator, officer, director, employee, manager, landlord, lender, guarantor, or in any similar or related capacity or otherwise receive compensation for services rendered regarding any aspect of the boat, boat accessory or water sport sales business anywhere within 150 miles of the location of any store operated by Buyer, Travis or any Affiliate of Travis.

     1.2 Seller agrees that Travis and Buyer will not be able to recognize the value of Seller's assets and the Business unless Buyer is able to engage in the successful operation of the Business, that the non-competition provisions set forth in Section 1.1 are ancillary to the Purchase Agreement, that the Purchase Agreement is an otherwise enforceable agreement, and that the non-competition provisions in this Agreement are therefore ancillary to an otherwise enforceable agreement. Seller further agrees that the non-competition provisions set forth above are supported by independent valuable consideration and contain reasonable limitations as to the time, geographical area, and scope of activity for which he is to be restrained; and that the limitations of the non-competition provisions do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Travis and Buyer. It is agreed by the parties that the restrictions contained in Section 1.1 impose, on the date of the execution of this Agreement, a reasonable restraint on Seller in light of the activities and businesses of Travis and Buyer and their future plans.

     1.3 For the purposes of this Agreement, Seller will be deemed to be engaging or participating in a business or businesses if it is engaged in such business or businesses, directly or indirectly, whether for its own account or for that of any other person, firm or corporation, and whether as a stockholder (except solely as a stockholder in a publicly held corporation with more than 500 holders of common stock and as to which he owns, in the aggregate, less than 5% of any class of stock), director, officer, employee, consultant, partner, joint venturer, principal, agent, proprietor, consultant, manager, independent contractor, sales representative, landlord, lessor, lender, guarantor, or in any other capacity.

                                  Section 2.
                                  ----------

     2.1    Term.  The term of this Agreement will commence on the date hereof
            ----
and will terminate on November 1, 2001.

     2.2    Remedies.  Seller acknowledges that a breach of any of the
            --------
provisions of Section 1 will cause irreparable harm to Travis and Buyer, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, Travis and Buyer will be entitled to specific performance of Section 1 hereof, in addition to, and without having to prove the inadequacy of, other remedies at law, as well as injunctive relief (without being required to post bond or other security), and, if such legal action becomes necessary, Travis and Buyer will be entitled to recover reasonable attorney's fees and costs of court incurred in connection with such action. Nothing contained herein will be construed as prohibiting Travis and Buyer from pursuing any other remedies available to it for such breach, including the recovery of money damages.

     2.3    Notices  Notices and demands provided for under this Agreement will
            -------
be in writing and will be deemed to be fully given and received if sent by registered mail, postage prepaid, to the respective party at the address listed at the beginning of this Agreement.

     2.4    Assignment.  Buyer or Travis may assign its rights or obligations
            ----------
hereunder to any Affiliate of Buyer or Travis or any successor to the business of Buyer or Travis, by merger, consolidation, sale of assets, or otherwise.

     2.5    Reformation; Severability.  Whenever possible, each provision of
            -------------------------
this Agreement will be interpreted so as to be legal, valid and enforceable under applicable law, but in the event any provision of this Agreement is held to be prohibited, unenforceable or invalid under applicable law, the parties agree that such provision will automatically be deemed modified for purposes of performance of this Agreement to the extent necessary to render it lawful, valid and enforceable, or if such modification is not possible without materially altering the intent of the parties, that such provision will automatically be deemed severed from this Agreement to the extent of such prohibition, unenforceability, or invalidity. The validity of the remaining provisions of this Agreement will not be altered by any such modification or severance.

     2.6    Amendment of Agreement.  Except as set forth in Section 2.5, this
            ----------------------
Agreement may not be amended, modified, or supplemented except by a writing signed by all parties.

     2.7    Governing Law; Venue.  THIS AGREEMENT WILL BE CONSTRUED AND
            --------------------
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICT OF LAWS RULES OF TEXAS. Each of the undersigned irrevocably agrees that any legal action or proceeding brought against said Person with respect to this Agreement will be brought in the appropriate court in Travis County, Texas and hereby waives any right to be sued in any other place.

     2.8    Construction.  This Agreement constitutes the entire Agreement
            ------------
between the parties and will be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. No terms or understandings not herein contained will apply unless in writing and signed by all parties subsequent to execution of this Agreement. This Agreement is intended to benefit only the parties hereto and no third party will have any right to enforce this Agreement or receive any benefits hereof.


     IN WITNESS WHEREOF, Travis, Buyer and Seller have executed this Agreement, in the manner appropriate to each, as of the day and year first above written.

                              TRAVIS BOATS & MOTORS, INC.


                              By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------

                              TRAVIS BOATING CENTER ALABAMA, INC.


                              By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------

                              TRI-LAKES MARINE, INC.


                              By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------